PROS Holdings, Inc. Second Quarter 2023 Investor Presentation Updated July 25, 2023 ir@pros.com

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 2 Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 3 PROS at a Glance $290 mm+ Total Revenue TTM Q2 2023 84% Recurring Revenue as a % of TTM Q2 2023 Total Revenue $38B+ Underpenetrated, Addressable Market Subscription Revenue Growth YoY Q2 2023 60+ Countries with Customers 14% 93%+ Customer Gross Revenue Retention Rate TTM Q2 2023 2.8T Transactions Processed TTM Q2 2023 78% Non-GAAP Subscription Gross Margin Q2 2023; 635+ bps Improvement in 8 Quarters

Business Overview

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 5 To optimize every shopping and selling experience. Our vision…

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 6 Businesses Face Many Challenges Today The way we work is evolving. Manual business processes and disconnected digital tools cause more time to be spent on process than on driving business forward. Digitization, automation, and AI are critical for keeping up and driving a better employee experience. Business uncertainty is here to stay. Everything is in a constant state of rapid change – costs, currencies, supply chains, prices, demand patterns – and in response, businesses must constantly change what they sell, how they sell, and how they price. Customers have increasingly higher expectations. Buyers expect every buying experience to be as magical as the best one they have ever had (“the Amazon effect”). Self-serve, personalization, transparency, and accuracy driven by convenience, value, and confidence across all touchpoints.

Siloed Applications Make It Difficult to Digitize, Automate and Apply AI to Deliver a Superior Shopping and Selling Experience



Artificial Intelligence Needs
Product Availability Control
Offer Optimization
List Price Optimization
Upsells
Cross Sells
Negotiated Discount Recommendations
Demand Forecasting
Substitute Product Recommendations
Cost Optimization
Product Configuration / Bundling
Churn Detection
Competitor Price Forecasting
+ Many More
Back Office Systems
ERP
Excel / Flat Files / Home Grown
PSS
API
+ Many More
Product Information Management
Trade Promotion Management
Internet Booking Engines
Deal Desk
List Price Management
Special Price Agreements / Renewals / Amendments
Procurement
Rebate Management
CPQ
Revenue Management
Contract Lifecycle Management
Digital Offer Marketing
Multi-modal, Omnichannel Catalog
Payments
Billing
Business Intelligence / Analytics
Front Office Systems
eCommerce / Marketplaces / OTA & MSE
CRM
Partner Portals
Agency Portals / GDS
Marketing Systems
API
+ Many More
Direct Sales
Partner Sales / Distributors
Independent Agents
Marketers
Buyer

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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PROS Real-Time AI Platform Maximizes Value for B2B Commerce



The PROS Platform
Real-Time Omnichannel Digital Marketing
Smart Price Optimization & Management
Omnichannel Price Management
Automatic UoM & Currency Conversion
List Price / Negotiated Price
Tiered Prices / Discounts
AI-driven Price Optimization
700ms Real-Time Price Delivery
Margin Driver Analysis
Price Waterfalls & Advanced Analytics
Product/Supply Mix Optimization
Subscription Rate Plans
Smart Configure, Price, Quote
Omnichannel Quoting
Guided Selling
Rich Media Catalog
10K+ Line Quotes
Constraints-based Configuration
Price Agreements
Document Generation
Collaboration Portal
Mass Price Update Workflow
Subscription Quoting
Partner Ecosystem
Rebates
Billing
Sales Incentive Comp
CLM
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Scalable
High Availability
Extensible
Superior UX
Back Office Systems
ERP
Data Warehouse
Homegrown Systems
Data Providers
API
+ Many More
Front Office Systems
eCommerce / Marketplaces
CRM
Partner Portals
Marketing Systems
API
+ Many More
Direct Sales
Partner Sales / Distributors
Marketers
Buyer

PROS
©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 8

PROS Real-Time AI Platform Maximizes Value for Travel Commerce



The PROS Platform
Real-Time Omnichannel Digital Marketing
Revenue Management
Demand Forecasting
Class-based or Continuous Pricing
Holiday, Special Events, & Influences
Network / O&D / Segment Optimization
Willingness-To-Pay Model
Dynamic Pricing of Ancillaries
Shopping/Distribution
Full NDC Offer Management
Direct Distribution to MSE
Direct Connect Pricing and Availability
ATPCO Pricing & Repricing
Inspiration / Calendar Search
Merchandising
Groups
Quote, Negotiate, Save, and Book
Manage PNR Modifications
Ticket & Payments
Reporting & Analytics
Ancillaries
EMD Handling
Partner Ecosystem
Promotional Rebooking
Payments
Advertising
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Scalable
High Availability
Extensible
Superior UX
Back Office Systems
ERP
Data Warehouse
Homegrown Systems
Data Providers
API
+ Many More
Front Office Systems
Airline.com
OTA
MSE
Agency Portals / GDS
Marketing Systems
API
+ Many More
Direct Sales
Partner Sales / Distributors
Marketers
Buyer

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 9

Real-Time AI is at the Core of PROS


2.8 Trillion Transactions Processed[1]
99.98% Uptime[1]
Sub-700ms Response Time
~5.3MM Transactions Per Minute[1]
Extensible
AI
Real-Time
Secure
Scalable
High Availability
Extensible
Superior UX
The PROS Platform
Self-Learning, Trainable
Predictive, Prescriptive, Generative
Explainable, Trustworthy, Ethical
89 Data Scientists and ~460 Engineers
20+ Patents

1) Trailing twelve-month measurement as of Q2 2023

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary

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Our Library of AI Models and Techniques Can Be Ensembled to Solve High-Value Business Problems

Business Problems

Supply Chain Optimization

- Production Planning
- Fleet Acquisition & Disposition
- Fleet Distribution
- Production Mix Optimization
- Procurement Optimization

Profit Optimization

Revenue / Margin

- Negotiated Price Optimization
- Ecommerce Price Optimization
- EMSR (Expected Marginal Seat Revenue)
- O&D, Leg & Segment-based Optimization

Cost

- Inventory Control + Optimization
- Capacity Aware Optimization
- Forecasting
- Cost Optimization

Sales Guidance

- Offer Optimization
- Dynamic Pricing of Ancillaries
- Cross-Sell / Upsell Recommendation
- Churn Prediction

PROS AI

Learning Paradigms, Models & Tools

Business AI (Decision)

Predictive Algorithms

- Neural networks
  - FF Wide & Deep
  - NN Matrix Factorization
- Online Learning (Bayesian & Variational Inference)
- Decision Trees
- Semi-parametric Estimation
- Parametric estimation

Prescriptive Algorithms

- Linear programming
- Non-linear programming
- Dynamic programming
- Integer programming
- Reinforcement learning

Data Science Techniques

- Constraint satisfaction programming
- Shapley value (SHAP)
- kNN clustering
- Extensible AI

Internet AI

Recommender System

Collaborative Filtering

Perceptual AI

Human-Computer Interaction

ChatGPT (Azure OpenAI)

PROS ©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 11

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 12 Highly Extensible Across Industries and Use Cases Solving problems across 40+ industries and 60 countries Travel Technology Chemicals & Energy Healthcare Food & Consumables Services Automotive & Industrial

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 The Power of AI Driving Measurable Business Outcomes 400% ROI in 3 years Payback in 9 months & Source: Forrester Total Economic Impact Report, 2023 +8% Revenue Uplift +200 bp Margin Improvement +67% Efficiency Gain Source: PROS study of 131 customers’ self-reported results, 2022 Our customers have said… Industry experts have said…

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 The TAM PROS Addresses is Massive, Global, and Growing $38B+ Underpenetrated, Addressable Market(1) $14B+ Strategic Industries & Geographies $3.3B Travel $3.2B Automotive & Industrial $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 Strategic Focus Areas Land the Platform, Realize Value, and Expand with Many Paths Leverage Partnerships to Accelerate deal Velocity Decrease Time to Value and Improve Customer Advocacy

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 16 Proven Land and Expand Motion in Our Business $38k $282k Q2'21 Q1'23 7.5x $639k $3.1M Q1'18 Q1'23 Passenger Airline 3 4.8x $262k $1.6M Q1'18 Q1'23 6.3x $1.3M $5.1M Q1'18 Q1'23 Passenger Airline 4 4x $425k $3.3M Q1'18 Q1'23 7.7x $136k $928k Q1'18 Q1'23 Industrial Equipment Distributor 6.8x $527k $4.1M Q1'18 Q1'23 7.7x $229k $1.4M Q1'18 Q1'23 Leading B2B Distributor 6.2x TravelB2B Passenger Airline 1 Passenger Airline 2 Multinational Oil & Gas Company Industrial Manufacturing Conglomerate

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 An Ecosystem of Partners Help Position Us to Win System Integrators GTM Partners

Extensive Platform Integrations and Technology Partners



The PROS Platform
CRMs
C4C
SAP Cloud for Customer
salesforce sales cloud
Microsoft Power Platform
Microsoft Dynamics 365
ERP / Platform
ORACLE
Microsoft Dynamics 365
SAP
Reservations & Bookings
amadeus
volantio
TRAVELPORT
navitaire
an amadeus company
Sabre
中国航信 TravelSky
RADIXX
Hitit
TROYA
Online Travel Agencies
OpenJaw
Google Flights
DOHOP
Skyscanner
eCommerce Platforms
salesforce community cloud
salesforce commerce cloud
SAP Commerce Cloud
VTEX
Adobe Commerce Cloud
Data Providers
atpco
IATA
INFARE
OAG
OPIS
A DOW JONES COMPANY
S&P Global Commodity Insights
MarTech
A·D·Y·L·I·C
MOVABLE INK
flashtalking
SalesTech
Adobe Sign
DocuSign
DocuSign CLM
Icertis
Xactly
SMC3
Billing, Payments & Tax
BillingPlatform
enable
pci proxy
IATA
Avalara
amadeus Payment Gateway
API integration into any ecosystem

PROS
©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 18

Financial Overview

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 20 PROS Has Delivered Long-Term Sustainable Growth $29 $38 $61 $99 $145 $170 $178 $204 $71 $97 $118 $145 $186 $168 $153 $169 $197 $250 $252 $251 $276 CY10A CY11A CY12A CY13A CY14A CY15A CY16A CY17A CY18A CY19A CY20A CY21A CY22A Total Revenue ($MM) Subscription Transition CY15 – CY19 GTM Transformation CY22 - Ongoing 49% CY15 – CY19 Subscription CAGR COVID CY20 – CY21 27% CY10 – CY14 Revenue CAGR Subscription Revenue

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 21 Subscription Revenue Growth Trajectory ($mm, % YoY Growth) • 27% 5-Year CAGR (2017 through 2022) • Continued growth through the COVID-19 pandemic 1) 2023 dollar value and growth rate based on the mid-point of the Subscription Revenue 2023 Guidance. 2023 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 60.5 98.7 145.3 170.5 178.0 204.0 232.7 2017 2018 2019 2020 2021 2022 2023E 49% 17% 47% 4% 15% 1 14%

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 22 Driving Consistent Margin1 Expansion 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 635+ basis point improvement in 8 quarters 465+ basis point improvement in 8 quarters 72% 75% 76% 76% 77% 77% 78% 78% 61% 63% 63% 64% 64% 65% 64% 65% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Non-GAAP Subscription Gross Margin Non-GAAP Gross Margin

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 23 Second Quarter 2023 Earnings Recap $mm (Except Per Share) Q2 2023 Q2 2022 Delta TTM 6/30/2023 TTM 6/30/2022 Delta Total Revenue $75.8 $68.4 11% $290.3 $262.5 11% Subscription Revenue $57.3 $50.4 14% $218.2 $190.3 15% Adjusted EBITDA $0.1 $(6.0) $6.1 $(1.9) $(25.9) $24.0 Free Cash Flow $(6.2) $(2.2) $(4.0) $(18.8) $(23.6) $4.8 Non-GAAP (Loss) Earnings Per Share $(0.01) $(0.14) $0.13 $(0.11) $(0.64) $0.53

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 24 Guidance Summary $mm (Except Per Share) Q3 2023 Guidance v. Q3 2022 at Mid-Point Full Year 2023 Guidance (7/25/2023) v. Prior Year at Mid-Point Prior Full Year 2023 Range (5/2/2023) Total Revenue $75.0 to $76.0 7% $300.0 to $302.0 9% $295.0 to $297.0 Subscription Revenue $58.6 to $59.1 14% $231.7 to $233.7 14% $231.7 to $233.7 Subscription ARR n/a n/a $251.0 to $254.0 11% $251.0 to $254.0 Non-GAAP Earnings Per Share $0.03 to $0.04 $0.10 n/a n/a n/a Adjusted EBITDA $2.5 to $3.5 $5.2 $5.5 to $7.5 $21.4 $3.5 to $6.5 Free Cash Flow n/a n/a $2.5 to $6.5 $26.2 $2.5 to $6.5 Notes: • The 2023 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. • Based on an estimated 46.7 million diluted weighted average shares outstanding for the third quarter of 2023 and a 22% non-GAAP estimated tax rate for the third quarter and full year 2023. • Please see appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 25 Targeting “Rule of 40” in Three Years (by 2026) 16-21% 19-24% Total Revenue Growth Free Cash Flow Margin Financial targets assume macroeconomic conditions remain consistent with conditions as of the time of this presentation.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 26 Supplemental Business Metrics Revenue Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Subscription $ 44,119 $ 47,015 $ 48,765 $ 50,386 $ 51,763 $ 53,127 $ 55,969 $ 57,304 Maintenance and Support $ 8,477 $ 8,390 $ 7,855 $ 7,249 $ 7,071 $ 6,417 $ 5,712 $ 5,093 Recurring Revenue $ 52,596 $ 55,405 $ 56,620 $ 57,635 $ 58,834 $ 59,544 $ 61,681 $ 62,397 Services $ 10,075 $ 9,568 $ 9,872 $ 10,727 $ 11,514 $ 11,391 $ 11,501 $ 13,395 Total Revenue $ 62,671 $ 64,973 $ 66,492 $ 68,362 $ 70,348 $ 70,935 $ 73,182 $ 75,792 Recurring Revenue % 84% 85% 85% 84% 84% 84% 84% 82% Revenue by Geography Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 United States $ 23,275 $ 22,866 $ 23,194 $ 23,908 $ 24,952 $ 26,307 $ 26,232 $ 27,224 Europe $ 18,571 $ 20,659 $ 20,823 $ 20,865 $ 20,816 $ 20,981 $ 22,949 $ 24,748 Rest of World $ 20,825 $ 21,448 $ 22,475 $ 23,589 $ 24,580 $ 23,647 $ 24,001 $ 23,820 $ in 000s

Supplemental Business Metrics

$ in 000s

Financial & Operating Metrics	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22	Q1 '23	Q2 '23
Non-GAAP Gross Margin[1]	61%	63%	63%	64%	64%	65%	64%	65%
Non-GAAP Subscription Gross Margin[1]	72%	75%	76%	76%	77%	77%	78%	78%
Non-GAAP Recurring Revenue Gross Margin[1]	72%	75%	76%	76%	76%	77%	77%	77%
Adjusted EBITDA[1]	$ (4,438)	$ (6,356)	$ (9,123)	$ (5,970)	$ (2,160)	$ 2,382	$ (2,305)	$ 148
Cash and Cash Equivalents	$ 308,642	$ 227,553	$ 217,393	$ 215,178	$ 206,824	$ 203,627	$ 192,376	$ 184,567
Recurring Deferred Revenue	$ 95,774	$ 96,133	$ 116,948	$ 103,510	$ 105,650	$ 105,468	$ 117,837	$ 111,688
Total Deferred Revenue	$ 105,764	$ 106,266	$ 128,802	$ 115,485	$ 116,191	$ 116,957	$ 128,353	$ 121,583
TTM Recurring Calculated Billings[1]	$ 200,748	$ 213,699	$ 224,858	$ 228,255	$ 238,370	$ 241,968	$ 238,584	$ 250,634
Remaining Performance Obligations[2]	$ 373,000	$ 360,500	$ 433,100	$ 434,900	$ 442,300	$ 441,500	$ 430,600	$ 407,600
Remaining Performance Obligations - Current	$ 180,500	$ 184,600	$ 201,100	$ 197,400	$ 199,300	$ 206,300	$ 210,000	$ 204,200
Free Cash Flow[1]	$ (8,518)	$ (1,334)	$ (11,475)	$ (2,239)	$ (9,067)	$ 1,072	$ (4,519)	$ (6,240)
Total Headcount (including contractors)	1,401	1,545	1,541	1,597	1,626	1,528	1,436	1,471

1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.
2) Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.

PROS ©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 27

Our Values

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 29 Our Mission: To Help People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS Learn more about our incredible culture

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 30 Governance, Security, & Environmental Sustainability Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

Diversity & Inclusion

Committed to a Diverse & Inclusive Environment

We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a 'people first' culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more



Women at PROS
32%
35%
35%
36%
36%
37%
27%
30%
30%
29%
33%
2017
2018
2019
2020
2021
2022

2022 figures based on 1,357 global employees as of 12/31/22

● Overall Representation % of All Employees Globally ● Management % of All Managers Globally



Underrepresented Minorities in the U.S.
25%
25%
27%
26%
26%
29%
17%
21%
23%
24%
25%
33%
2017
2018
2019
2020
2021
2022

2022 figures based on 845 employees in the U.S. as of 12/31/22
Note: Underrepresented Minorities include AA, Hispanic and Multicultural

● Overall Representation % of All Employees U.S. ● Management % of All Managers U.S.

PROS Employee Resource Groups (ERGs)

Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion.

blaze THE WOMEN'S NETWORK @ PROS

EMPOWER

UNIDOS

PRIDE @PROS

YoPROS

For further disclosures on D&I at PROS, read our ESG report.

PROS ©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 31

Appendix

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 33 Supplemental Information – Explanation of Non-GAAP Measures PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscritpion revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, acquisition-related expenses, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 34 Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) Low High Adjusted EBITDA GAAP Loss from Operations $ (11,400) $ (10,400) Amortization of acquisition-related intangibles 1,400 1,400 Share-based compensation 11,300 11,300 Depreciation and other amortization 1,200 1,200 Adjusted EBITDA $ 2,500 $ 3,500 Q3 2023 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (51,900) $ (49,900) Amortization of acquisition-related intangibles 6,100 6,100 Severance 3,600 3,600 Share-based compensation 43,000 43,000 Depreciation and other amortization 4,700 4,700 Adjusted EBITDA $ 5,500 $ 7,500 Full Year 2023 Guidance

Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited)

Gross Profit	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
GAAP Gross Profit	$ 36,619	$ 38,996	$ 39,131	$ 40,721	$ 42,738	$ 43,467	$ 43,640	$ 47,221
Amortization of acquisition-related intangibles	384	752	1,983	1,685	1,555	1,441	1,337	1,243
Severance	-	-	-	-	-	245	749	-
Share-based compensation	951	926	825	1,006	1,050	1,017	832	985
Non-GAAP Gross Profit	$ 37,954	$ 40,674	$ 41,939	$ 43,412	$ 45,343	$ 46,170	$ 46,558	$ 49,449
Non-GAAP Gross Margin	61%	63%	63%	64%	64%	65%	64%	65%

Subscription Gross Profit	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
GAAP Subscription Gross Profit	$ 30,997	$ 34,109	$ 34,986	$ 36,640	$ 37,934	$ 39,442	$ 41,876	$ 43,245
Amortization of acquisition-related intangibles	384	752	1,983	1,685	1,555	1,441	1,337	1,243
Severance	-	-	-	-	-	8	125	-
Share-based compensation	182	207	151	185	174	148	125	169
Non-GAAP Subscription Gross Profit	$ 31,563	$ 35,068	$ 37,120	$ 38,510	$ 39,663	$ 41,039	$ 43,463	$ 44,657
Non-GAAP Subscription Gross Margin	72%	75%	76%	76%	77%	77%	78%	78%

Recurring Revenue Gross Profit	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
GAAP Recurring Revenue Gross Profit	$ 37,430	$ 40,446	$ 40,674	$ 41,901	$ 43,053	$ 43,962	$ 45,306	$ 46,462
Amortization of acquisition-related intangibles	384	752	1,983	1,685	1,555	1,441	1,337	1,243
Severance	-	-	-	-	-	8	432	-
Share-based compensation	313	343	242	283	283	266	205	267
Non-GAAP Recurring Revenue Gross Profit	$ 38,127	$ 41,541	$ 42,899	$ 43,869	$ 44,891	$ 45,677	$ 47,280	$ 47,972
Non-GAAP Recurring Revenue Gross Margin	72%	75%	76%	76%	76%	77%	77%	77%

Adjusted EBITDA	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
GAAP Loss From Operations	$ (15,808)	$ (21,639)	$ (26,503)	$ (20,537)	$ (16,181)	$ (14,873)	$ (18,796)	$ (13,355)
Acquisition-related expenses	-	2,386	-	-	-	-	-	-
Amortization of acquisition-related intangibles	845	1,420	2,975	2,597	2,221	1,973	1,806	1,620
Severance	-	-	1,508	-	-	4,034	3,586	-
Share-based compensation	8,634	9,665	11,225	10,766	10,626	10,097	9,904	10,752
Depreciation and other amortization	1,891	1,812	1,672	1,204	1,174	1,151	1,195	1,131
Adjusted EBITDA	$ (4,438)	$ (6,356)	$ (9,123)	$ (5,970)	$ (2,160)	$ 2,382	$ (2,305)	$ 148

Free Cash Flow	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23
Cash Flow From Operations	$ (8,171)	$ (970)	$ (11,014)	$ (1,931)	$ (8,991)	$ (1,970)	$ (6,413)	$ (6,542)
Severance	-	-	-	-	-	3,058	3,170	579
Purchase of property and equipment (excluding new headquarters)	(347)	(364)	(461)	(308)	(76)	(16)	(1,546)	(277)
Free Cash Flow	$ (8,518)	$ (1,334)	$ (11,475)	$ (2,239)	$ (9,067)	$ 1,072	$ (4,519)	$ (6,240)

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